Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Laurence Reid, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report on Form 10-K of Decibel Therapeutics, Inc. for the fiscal year ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Decibel Therapeutics, Inc.

/s/ Laurence Reid
Laurence Reid, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)
March 14, 2023